Dear Shareholder:

The Victory Prospectus for the Small Company Opportunity Fund (the “Fund”) is being revised to reflect changes to the Advisory fees charged to all share classes of the Fund.

The Victory Portfolios

Value Fund

Stock Index Fund

Established Value Fund

Special Value Fund

Small Company Opportunity Fund

Focused Growth Fund

Supplement dated June 4, 2007

To the Prospectus dated March 1, 2007

The following modifications apply to all share classes of the Small Company Opportunity Fund:

1.             On Page 27, the following modifies the Fund Expenses table:

Annual Fund Operating Expenses(4) (deducted from Fund assets)	Class A	Class R
Management Fees	0.85%	0.85%
Distribution (12b-1) Fees	0.00%	0.50%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A Shares)	0.50%	0.32%
Total Fund Operating Expenses(3)	1.35%	1.67%

2.             The following footnote is added:

(4) Restated to reflect current fees.

3.             On Page 27, the following modifies the chart titled “Example”:

	1 Year	3 Years	5 Years	10 Years
Class A	$705	$978	$1,272	$2,105
Class R	$170	$526	$907	$1,976

Please insert this supplement in the front of your prospectus.  If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

VF-EQUITY-SUPP1

Dear Shareholder:

The Victory Prospectus for the Balanced Fund is being revised to correct historical performance information.

The Victory Portfolios

Balanced Fund

Investment Grade Convertible Fund

Supplement dated June 4, 2007

To the Prospectus dated March 1, 2007

1.             The Balanced Fund:

1.             On Page 6, the chart titled “Investment Performance - Calendar Year Returns for Class A Shares – Highest/lowest quarterly results during the time period were:” incorrectly shows positive performance for the lowest quarter.  It should be modified to appear as follows:

Lowest      -8.98% (quarter ended September 30, 2002)

Please insert this supplement in the front of your prospectus.  If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

VF-HYBD-SUPP1

THE VICTORY PORTFOLIOS

Balanced Fund Core Bond Fund Diversified Stock Fund Established Value Fund Federal Money Market Fund Financial Reserves Fund Focused Growth Fund

Fund for Income
Government Reserves Fund (formerly,
    Gradison Government Reserves Fund)
Institutional Money Market Fund
Investment Grade Convertible Fund
    (formerly, Convertible Fund)
National Municipal Bond Fund
Ohio Municipal Bond Fund

Ohio Municipal Money Market Fund Prime Obligations Fund Small Company Opportunity Fund Special Value Fund Stock Index Fund Tax-Free Money Market Fund Value Fund

Supplement dated June 4, 2007 to the

Statement of Additional Information (“SAI”) dated March 1, 2007

1.               The following replaces the last paragraph in the section of the SAI entitled “Instruments in Which the Fund Can Invest — Debt Securities — High-Yield Debt Securities,” that appears on p. 11:

Each of the Balanced Fund and the Core Bond Fund may invest in high yield securities that are rated B or higher by a nationally recognized statistical rating organization (an “NRSRO”), or, if unrated, of equivalent credit quality.  Each Fund may invest in securities rated by more than one NRSRO (“dual-rated securities”) provided that each NRSRO has rated the security B or higher.  The Core Bond Fund may invest up to 10% of its net assets in such high yield securities and the Balanced Fund may invest up to 5% of its net assets in such high yield securities. Included within this limit are credit derivatives that are considered high yield instruments.

2.               The following modifies the section of the SAI entitled “Trustees and Officers — Board of Trustees,” which begins on p. 56:

Overall responsibility for management of the Trust rests with the Board.  The Trust is managed by the Board, in accordance with the laws of the State of Delaware.  As a result of Mr. Noall’s death in March 2007, the Board currently has one vacancy and nine Trustees, none of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”).  The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operation

3.               On page 61, under the section entitled “Trustees and Officers — Officers,” replace the information provided for Mr. Martin R. Dean with the following:

Mr. Andrew H. Byer, 43	AML Officer	May 2007	Vice President, Compliance Services, BISYS.

4.               The following modifies the table on page 63:

Fund	Advisory Fee As of June 1, 2007	Prior Advisory Fee
Small Company Opportunity	0.85% on the first $500 million, 0.75% on assets in excess of $500 million	0.65% on the first $100 million, 0.55% on the next $100 million and 0.45% on assets in excess of $200 million

5.             The following information is added to the section of the SAI entitled “Advisory and Other Contracts — Rule 12b-1 Distribution and Service Plans — Class C and Class R Rule 12b-1 Plans,” which begins on p. 83:

	Class C	Class R
Small Company Opportunity Fund	—	$465,234

VP-SAI-SUPP1